MERRILL LYNCH
GLOBAL
RESOURCES
TRUST








FUND LOGO








Annual Report

July 31, 1995

Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Edward P. Ix, Jr., Vice President
Peter A. Lehman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011









MERRILL LYNCH GLOBAL RESOURCES TRUST


DEAR SHAREHOLDER

Fiscal Year in Review
The environment for investments in the natural resource sector was mixed for the 12-month period ended July 31, 1995. Accelerating worldwide economic growth supported increases in the demand for basic resources and generally helped push commodity prices higher, particularly in such industrial sectors as papers, chemicals and metals. Natural resource-related equities benefited from this environment and generally outperformed the broad stock market averages through October 1994.

This outperformance quickly reversed itself in the fourth quarter of 1994. In November, accelerating economic growth, low unemployment and high capacity utilization rates in the United States prompted the US Federal Reserve Board to raise interest rates for the sixth time in less than a year in an effort to contain inflationary pressures. This latest greater-than-expected 75 basis point (0.75%) increase changed investor sentiment toward the resource sector. Investors feared that continued interest rate increases would significantly slow economic growth and sharply reduce the demand for basic resources. Chemical, metal, paper and natural gas stocks were sold aggressively worldwide and generally underperformed the broad stock market averages during the final quarter of 1994.

This trend of underperformance continued during the first two months of 1995 as investors remained nervous about the ability of the US Federal Reserve Board to achieve a "soft landing" for the US economy. Most sectors of our universe posted negative returns for this period. However, sentiment turned positive toward resource-related shares again in March. Investors generally were encouraged by signs that US economic growth might be slowing and that we may be at or near the end of interest rate increases by the US Federal Reserve Board. This increasingly positive sentiment was reinforced by the German Bundesbank's unexpected interest rate cut late in March and by interest rate cuts in Japan and the United States in July.

For the 12-month period ended July 31, 1995, the total returns for the Trust's Class A and Class B Shares were +7.05% and +5.95%, respectively. Since inception (October 21, 1994) through July 31, 1995, the Trust's Class C and Class D Shares had total returns of +4.26% and +4.93%, respectively. (Trust results shown do not reflect sales charges, and would be lower if sales charges were included.)

Our decision to focus investments on the industrial side of the economy, including the base metal and paper and forest product sectors, enhanced performance during the past 12 months. Paper stocks continued to benefit from strong industry conditions. High operating rates and modest capacity expansions gave companies strong pricing flexibility and much-improved earnings prospects. Share prices responded positively to this, with many of our diversified paper company holdings posting double-digit price gains for the period. The Trust's significant position in base metal companies also generally benefited performance during the period. Tightening supply/demand fundamentals, firm commodity prices and attractive valuations inspired investor interest in this sector.

The Trust's large exposure to the energy sector had a more mixed effect on performance. Trust returns were enhanced by our exposure to integrated oil companies. These companies generally posted solid share price gains, supported by their relatively high dividend yields, improved chemical margins and ongoing cost cutting efforts, which allowed many companies to report better-than-expected earnings during the period. Trust returns suffered from our increased emphasis on natural gas-related exploration and production companies, where share prices continued to languish in response to weak natural gas prices.

Investment Activities
During the July quarter, there were no significant geographic or industry allocation changes made in the portfolio. We maintained a positive investment stance toward the natural resource sector, reducing the Trust's cash levels to about 2% of net assets. The Trust's largest exposure remained in the energy sector at about 36% of net assets. Stock price performance was mixed in this group during the July quarter as both oil and natural gas prices declined. We also maintained a significant exposure to the industrial side of our universe. Investor sentiment improved progressively during the July quarter toward cyclical industries, encouraged by prospects of lower interest rates worldwide. Share prices of paper and base metal companies were particularly strong. We established two new positions in the base metal sector through the purchase of Comalco Ltd. in Australia and Outokumpu OY in Finland.

In Conclusion
Looking ahead, we remain optimistic on the outlook for investing in the natural resources sector. In our opinion, the US economy remains on track to achieve a soft landing. In addition, global economic growth should continue to expand at a fairly robust pace, led by strong growth in the developing economies, particularly in the Pacific Basin. This should continue to keep the demand for basic resources on an upward trend and strengthen industry fundamentals, which in turn should have positive implications for the earnings of many resource-related companies. We are continuing to focus on the industrial side of our universe, including investments in the paper and base metal industries, where a combination of firm commodity prices, improved capacity utilization rates and reduced cost structures should lead to an improving earnings outlook. In addition, company managements in these industries are focusing on shareholder value-enhancing measures such as increasing dividends, paying down debt and initiating share repurchase programs, rather than embarking on significant new capacity expansions. This management attitude could help extend commodity cycles and support valuations in these economically sensitive industries.

We thank you for your investment in Merrill Lynch Global Resources Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Peter A. Lehman)
Peter A. Lehman
Vice President and Portfolio Manager



August 30, 1995





PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Trust's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on pages 4 and 5 and the "Recent Performance Results" table below. Data for the Trust's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4 and 6. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and the 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                     12 Month   3 Month
                                                       7/31/95   4/30/95   7/31/94++ % Change++ % Change
ML Global Resources Trust Class A Shares                $16.70    $15.92    $15.84     +5.43%     +4.90%
ML Global Resources Trust Class B Shares                 16.62     15.88     15.72     +5.73      +4.66
ML Global Resources Trust Class C Shares                 16.55     15.82     15.93     +3.89      +4.61
ML Global Resources Trust Class D Shares                 16.67     15.90     15.96     +4.45      +4.84
ML Global Resources Trust Class A Shares--Total Return                                 +7.05(1)   +4.90
ML Global Resources Trust Class B Shares--Total Return                                 +5.95(2)   +4.66
ML Global Resources Trust Class C Shares--Total Return                                 +4.26(3)   +4.61
ML Global Resources Trust Class D Shares--Total Return                                 +4.93(4)   +4.84

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.242 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.035 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.052 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.068 per share ordinary income dividends.

Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Trust's Class A and Class B Shares compared to the growth of an investment in the S&P 500 Index, the Lipper Gold Fund's Group Average and the Lipper Natural Resources Group Average. Beginning and ending values are:



                                     10/24/88**       7/95

ML Glabal Resources Trust++--
Class A Shares*                       $ 9,600        $15,485

S&P 500 Index++++                     $10,000        $24,568

Lipper Gold Funds Group
Average++++++                         $10,000        $12,967

Lipper Natural Resources Funds
Group Average++++++++                 $10,000        $16,705




                                      8/02/85**       7/95

ML Global Resources Trust++--
Class B Shares*                       $10,000        $23,125

S&P 500 Index++++                     $10,000        $40,520

Lipper Gold Funds Group
Average++++++                         $10,000        $18,829

Lipper Natural Resources Funds
Group Average++++++++                 $10,000        $22,538

[FN]
       *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
      **Commencement of Operations.
      ++The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets. ++++This unmanaged broad-based Index is comprised of common stocks.
  ++++++The Lipper Gold Funds Group Average is an index of all US mutual funds classified as gold-related funds.
++++++++The Lipper Natural Resources Funds Index is an index of all
        US mutual funds classified as natural resource-related funds.

Past performance is not predictive of future performance.




Average Annual Total Return



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +7.60%         +1.95%
Five Years Ended 6/30/95                   +4.98          +3.85
Inception (10/24/88)
through 6/30/95                            +7.08          +6.22

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                         +6.51%         +2.51%
Five Years Ended 6/30/95                   +3.89          +3.89
Inception (8/2/85)
through 6/30/95                            +8.46          +8.46

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Trust's Class C and Class D Shares compared to the growth of an investment in the S&P 500 Index, the Lipper Gold Fund's Group Average and the Lipper Natural Resources Group Average. Beginning and ending values are:



                                     10/21/94**       7/95

ML Glabal Resources Trust++--
Class C Shares*                       $10,000        $10,326

S&P 500 Index++++                     $10,000        $12,344

Lipper Gold Funds Group
Average++++++                         $10,000        $ 9,548

Lipper Natural Resources Funds
Group Average++++++++                 $10,000        $10,409



                                      8/02/85**       7/95

ML Global Resources Trust++--
Class D Shares*                       $ 9,600        $ 9,942

S&P 500 Index++++                     $10,000        $12,344

Lipper Gold Funds Group
Average++++++                         $10,000        $ 9,548

Lipper Natural Resources Funds
Group Average++++++++                 $10,000        $10,409

[FN]
       *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
      **Commencement of Operations.
      ++The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets. ++++This unmanaged broad-based Index is comprised of common stocks.
  ++++++The Lipper Gold Funds Group Average is an index of all US mutual funds classified as gold-related funds.
++++++++The Lipper Natural Resources Funds Index is an index of all
        US mutual funds classified as natural resource-related funds.

Past performance is not predictive of future performance.



Aggregate Total Return



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +0.85%         -0.15%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                            +1.46%         -3.86%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (concluded)

Performance Summary--Class A Shares
                                    Net Asset Value      Capital Gains
Period Covered                   Beginning     Ending     Distributed  Dividends Paid*   % Change**
10/24/88--12/31/88                 $12.50      $12.00        $0.049         $0.139        - 2.48%
1989                                12.00       14.89          --            0.378        +27.39
1990                                14.89       14.36         0.039          0.415        - 0.68
1991                                14.36       13.94         0.786          0.471        + 5.91
1992                                13.94       12.89          --            0.238        - 5.87
1993                                12.89       15.19          --            0.138        +19.01
1994                                15.19       15.14          --            0.242        + 1.20
1/1/95--7/31/95                     15.14       16.70          --             --          +10.30
                                                             ------         ------
                                                       Total $0.874   Total $2.021

                                                   Cumulative total return as of 7/31/95: +63.43%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                    Net Asset Value      Capital Gains
Period Covered                   Beginning     Ending     Distributed  Dividends Paid*   % Change**
8/2/85--12/31/85                   $10.00      $ 9.99          --             --          - 0.10%
1986                                 9.99       12.75        $0.280         $0.110        +32.37
1987                                12.75       13.61         1.978          0.181        +21.22
1988                                13.61       12.00         0.340          0.206        - 7.86
1989                                12.00       14.89          --            0.230        +26.09
1990                                14.89       14.37         0.039          0.245        - 1.70
1991                                14.37       13.96         0.786          0.305        + 4.79
1992                                13.96       12.92          --            0.090        - 6.82
1993                                12.92       15.17          --            0.049        +17.83
1994                                15.17       15.16          --            0.035        + 0.15
1/1/95--7/31/95                     15.16       16.62          --             --          + 9.63
                                                             ------         ------
                                                       Total $3.423   Total $1.451

                                                  Cumulative total return as of 7/31/95: +131.25%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



SCHEDULE OF INVESTMENTS
                                                                                                          Value    Percent of
Industries                   Shares Held           Common Stocks                            Cost        (Note 1a)  Net Assets
Aluminum                          90,000   Alcan Aluminium Ltd.                        $  2,356,436     $  3,048,750    1.1%
                                 424,000   Comalco Ltd.                                   1,557,844        2,068,018    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,914,280        5,116,768    1.8


Chemicals                         78,000   Air Products and Chemicals, Inc.               3,451,070        4,368,000    1.5
                                 640,000   Asahi Chemical Industry Co., Ltd.              4,707,315        4,572,467    1.6
                                  37,000   Dow Chemical Co.                               2,596,842        2,742,625    1.0
                                  41,300   DuPont (E.I.) de Nemours & Co.                 2,313,453        2,767,100    1.0
                                  97,500   Hanna (M.A.) Co.                               1,937,650        2,693,438    1.0
                                                                                       ------------     ------------  ------
                                                                                         15,006,330       17,143,630    6.1


Diversified Companies            154,500   Canadian Pacific, Ltd.                         2,417,458        2,761,688    1.0
                                  90,000   Coastal Corp.                                  2,302,519        2,801,250    1.0
                                 179,000   Cyprus Amax Minerals Co.                       4,500,651        4,989,625    1.8
                                  90,000   Norcen Energy Resources Ltd.                   1,158,729        1,353,939    0.5
                                 225,000   Occidental Petroleum Corp.                     4,361,550        5,062,500    1.8
                                 407,500   Renison Goldfields Consolidated Ltd.           1,613,171        1,541,850    0.5
                                                                                       ------------     ------------  ------
                                                                                         16,354,078       18,510,852    6.6


Gold                           1,387,000 ++Delta Gold N.L.                                2,730,517        2,716,231    1.0
                               1,679,100 ++Newcrest Mining Ltd.                           7,470,444        7,817,386    2.8
                                 140,622   Newmont Mining Corp.                           5,614,727        6,011,591    2.1
                                 250,000   Placer Dome Inc.                               5,677,853        6,281,250    2.2
                                 260,000   Sante Fe Pacific Gold Corp.                    3,770,398        3,250,000    1.2
                                                                                       ------------     ------------  ------
                                                                                         25,263,939       26,076,458    9.3

Integrated Oil                    41,000   Amoco Corp.                                    2,293,335        2,757,250    1.0
Companies--                       16,000   Mobil Corp.                                    1,557,790        1,564,000    0.6
Domestic                         200,000   Unocal Corp.                                   5,792,080        5,625,000    2.0
                                                                                       ------------     ------------  ------
                                                                                          9,643,205        9,946,250    3.6


Integrated Oil                   890,000   British Petroleum Co. PLC                      4,237,936        6,743,483    2.4
Companies--                       14,600   OMV AG                                         1,554,378        1,559,639    0.5
International                    321,000   Petro-Canada                                   2,682,966        3,190,098    1.1
                                  78,800   Repsol, S.A.                                   2,272,896        2,667,363    0.9
                                  71,600   Societe Nationale Elf Aquitaine (ADR)*         2,544,624        2,801,350    1.0
                                 101,600   Total S.A. (Class B)                           6,049,223        6,170,213    2.2
                                 122,000   Yacimientos Petroliferos Fiscales
                                           S.A. (Sponsored) (ADR)*                        2,997,273        2,119,750    0.7
                                                                                       ------------     ------------  ------
                                                                                         22,339,296       25,251,896    8.8


Metals & Mining                   67,000   ASARCO Inc.                                    1,927,403        2,127,250    0.8
                                 162,200   CRA Ltd.                                       2,011,572        2,517,182    0.9
                                 277,000   Falconbridge Ltd.                              3,843,568        5,505,653    2.0
                                 140,000   Freeport-McMoRan Copper & Gold, Inc.           3,000,786        3,727,500    1.3
                               2,470,000   M.I.M. Holdings Ltd.                           5,396,407        3,541,140    1.3
                                  77,500   Magma Copper Co.                               1,332,076        1,433,750    0.5
                                 245,000   Mitsubishi Materials Corp.                     1,292,688        1,224,443    0.4
                                 278,500   Noranda Inc.                                   5,240,418        5,865,563    2.1
                                  77,000   Outokumpu OY                                   1,385,926        1,508,001    0.5
                                  68,000   Phelps Dodge Corp.                             3,672,444        4,369,000    1.6
                                 430,000   (The) RTZ Corp. PLC                            5,546,995        6,206,536    2.2
                                 157,000   Sumitomo Metal Mining Co.                      1,314,920        1,283,962    0.5
                                 215,000   Trelleborg 'B' Fria                            2,921,179        2,775,177    1.0
                               1,050,000   Western Mining Corp. Holdings Ltd.             6,137,031        6,812,841    2.4
                                                                                       ------------     ------------  ------
                                                                                         45,023,413       48,897,998   17.5

SCHEDULE OF INVESTMENTS (continued)
                                                                                                          Value    Percent of
Industries                   Shares Held           Common Stocks                            Cost        (Note 1a)  Net Assets
Oil & Gas Producers              470,000 ++Abacan Resource Corp.                       $  1,763,996     $  1,354,121    0.5%
                               1,099,500   Ampolex Ltd.                                   3,384,940        2,486,343    0.9
                                  89,000   Anadarko Petroleum Corp.                       4,350,002        3,782,500    1.3
                                 115,000   Apache Corp.                                   3,073,528        3,148,125    1.1
                                  99,000   Burlington Resources, Inc.                     3,873,710        3,848,625    1.4
                                 403,000 ++Chauvco Resources Ltd.                         4,669,606        4,115,244    1.5
                                 125,900   Enron Oil & Gas Co.                            2,695,396        2,722,587    1.0
                                 730,000   Enterprise Oil PLC                             4,693,559        4,430,194    1.6
                                  68,600   (The) Louisiana Land and Exploration Co.       2,718,183        2,726,850    1.0
                                  85,600   Mitchell Energy & Development Corp.
                                           (Class A)                                      1,765,094        1,455,200    0.5
                                 175,000   Mitchell Energy & Development Corp.
                                           (Class B)                                      3,666,183        2,975,000    1.1
                                 140,000 ++Oryx Energy Co.                                2,332,787        2,012,500    0.7
                                  81,000   Parker & Parsley Petroleum Co.                 1,593,235        1,569,375    0.6
                               7,500,000 ++Premier Oil Co. PLC                            3,091,256        2,730,341    1.0
                                 675,000   Ranger Oil Ltd.                                4,526,339        3,796,875    1.3
                                 103,000   Sonat, Inc.                                    3,276,567        3,090,000    1.1
                                  44,100   Triton Energy Corp.                            1,440,582        2,199,487    0.8
                                  78,200   Vastar Resources, Inc.                         2,135,113        2,199,375    0.8
                                                                                       ------------     ------------  ------
                                                                                         55,050,076       50,642,742   18.2


Oil Services                     130,000   Baker Hughes Inc.                              2,501,121        2,876,250    1.0
                                  57,800   Coflexip Stena Offshore, Inc. (ADR)*           1,242,700        1,416,100    0.5
                                 141,000   IHC Caland N.V.                                3,098,872        4,355,564    1.5
                                  80,000   Schlumberger Ltd.                              4,627,531        5,360,000    1.9
                                                                                       ------------     ------------  ------
                                                                                         11,470,224       14,007,914    4.9


Paper & Pulp                     242,133   Aracruz Celulose S.A. (ADR)*                     970,032        2,966,129    1.1
                                 172,700   Avenor Inc.                                    3,423,014        4,172,639    1.5
                                  62,000   Georgia-Pacific Corp.                          3,962,100        5,347,500    1.9
                                  10,700   International Paper                              772,379          904,150    0.3
                                  91,000   Metsa-Serla OY                                 3,935,508        4,238,118    1.5
                                  60,400   Mo Och Domsjo AB Co.                           2,613,099        4,009,532    1.4
                                 120,000   Pope & Talbot, Inc.                            2,789,668        1,920,000    0.7
                                 406,496   Slocan Forest Products Ltd.                    3,555,171        3,595,014    1.3
                                 117,000   Weyerhaeuser Co.                               4,993,809        5,469,750    1.9
                                  48,000   Willamette Industries, Inc.                    1,806,620        2,928,000    1.0
                                                                                       ------------     ------------  ------
                                                                                         28,821,400       35,550,832   12.6


Petroleum Refining               250,000   Total Petroleum (North America) Ltd.           3,028,198        2,906,250    1.0


Plantations                      717,000   Golden Hope Plantations BHD                    1,325,785        1,284,266    0.5
                                 480,000   Kuala Lumpur Kepong BHD                          983,702        1,563,200    0.6
                                                                                       ------------     ------------  ------
                                                                                          2,309,487        2,847,466    1.1

Steel                             71,000   Koninklijke Nederlandsche Hoogovens en
                                           Staalfabrienken N.V.                           3,078,006        3,262,311    1.2
                               1,397,000 ++Sumitomo Metal Industries, Ltd.                4,640,554        4,046,286    1.4
                                                                                       ------------     ------------  ------
                                                                                          7,718,560        7,308,597    2.6


Wood Products                    200,000   Louisiana-Pacific Corp.                        6,751,778        4,925,000    1.7
                                 325,000   Pacific Forest Products Ltd.                   3,496,173        3,674,325    1.3
                                 146,100   Riverside Forest Products Ltd.                 2,401,223        1,678,392    0.6
                                                                                       ------------     ------------  ------
                                                                                         12,649,174       10,277,717    3.6


                                           Total Common Stocks                          258,591,660      274,485,370   97.7




SCHEDULE OF INVESTMENTS (concluded)
                                                                                                          Value    Percent of
                             Face Amount          Short-Term Securities                     Cost        (Note 1a)  Net Assets
Repurchase                   $ 5,570,000   PaineWebber Inc., purchased on
Agreement**                                7/31/1995 to yield 5.78% to 8/01/1995       $  5,570,000     $  5,570,000    2.0%


                                           Total Short-Term Securities                    5,570,000        5,570,000    2.0


Total Investments                                                                      $264,161,660      280,055,370   99.7
                                                                                       ============
Other Assets Less Liabilities                                                                                740,844    0.3
                                                                                                        ------------  ------
Net Assets                                                                                              $280,796,214  100.0%
                                                                                                        ============  ======


 *American Depositary Receipts (ADR).
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.
++Non-income producing security.

  See Notes to Financial Statements.



PORTFOLIO INFORMATION


For the Quarter Ended July 31, 1995


                                    Percent of
Ten Largest Equity Holdings         Net Assets

Newcrest Mining Ltd.                     2.8%
Western Mining Corp. Holdings Ltd.       2.4
British Petroleum Co. PLC                2.4
Placer Dome Inc.                         2.2
(The) RTZ Corp. PLC                      2.2
Total S.A. (Class B)                     2.2
Newmont Mining Corp.                     2.1
Noranda Inc.                             2.1
Unocal Corp.                             2.0
Falconbridge Ltd.                        2.0



Additions

Abacan Resource Corp.
Comalco Ltd.
Mitsubishi Materials Corp.
Mobil Corp.
OMV AG
Outokumpu OY
Parker & Parsley Petroleum Co.
Sumitomo Metal Mining Co.



Deletions

Eramet
Renison Goldfields Consolidated Ltd. (Rights)





FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$264,161,660) (Note 1a)                         $280,055,370
                    Cash                                                                                          15,848
                    Receivables:
                      Securities sold                                                      $  1,664,207
                      Dividends                                                                 433,598
                      Beneficial interest sold                                                  311,085        2,408,890
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          39,040
                                                                                                            ------------
                    Total assets                                                                             282,519,148
                                                                                                            ------------


Liabilities:        Payables:
                      Beneficial interest redeemed                                              701,553
                      Securities purchased                                                      431,354
                      Distributor (Note 2)                                                      160,488
                      Investment adviser (Note 2)                                               153,443        1,446,838
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       276,096
                                                                                                            ------------
                    Total liabilities                                                                          1,722,934
                                                                                                            ------------


Net Assets:         Net assets                                                                              $280,796,214
                                                                                                            ============


Net Assets          Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    172,062
                    Class B Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                  853,389
                    Class C Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                   16,920
                    Class D Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                  644,696
                    Paid-in capital in excess of par                                                         279,621,426
                    Undistributed investment income--net                                                       1,099,608
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                      (17,507,553)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                15,895,666
                                                                                                            ------------
                    Net assets                                                                              $280,796,214
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $28,728,903 and 1,720,619 shares
                             of beneficial interest outstanding                                             $      16.70
                                                                                                            ============
                    Class B--Based on net assets of $141,799,990 and 8,533,888 shares
                             of beneficial interest outstanding                                             $      16.62
                                                                                                            ============
                    Class C--Based on net assets of $2,800,094 and 169,196 shares
                             of beneficial interest outstanding                                             $      16.55
                                                                                                            ============
                    Class D--Based on net assets of $107,467,227 and 6,446,960 shares
                             of beneficial interest outstanding                                             $      16.67
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)



Statement of Operations for the Year Ended July 31, 1995
Investment          Dividends (net of $423,302 foreign withholding tax)                                     $  5,877,622
Income              Interest and discount earned                                                               1,437,806
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               7,315,428
                                                                                                            ------------


Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $  2,185,267
                    Investment advisory fees (Note 2)                                         1,832,048
                    Transfer agent fees--Class B (Note 2)                                       593,121
                    Printing and shareholder reports                                            168,074
                    Transfer agent fees--Class D (Note 2)                                       150,924
                    Custodian fees                                                              143,110
                    Account maintenance fees--Class D (Note 2)                                  134,156
                    Registration fees (Note 1f)                                                 133,389
                    Professional fees                                                            91,587
                    Transfer agent fees--Class A (Note 2)                                        73,266
                    Accounting services (Note 2)                                                 68,488
                    Trustees' fees and expenses                                                  40,866
                    Account maintenance and distribution fees--Class C (Note 2)                  25,551
                    Transfer agent fees--Class C (Note 2)                                         8,928
                    Pricing fees                                                                  5,465
                    Other                                                                         9,113
                                                                                           ------------
                    Total expenses                                                                             5,663,353
                                                                                                            ------------
                    Investment income--net                                                                     1,652,075
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        9,186,780
(Loss) on             Foreign currency transactions--net                                        (53,988)       9,132,792
Investments &                                                                              ------------
Foreign             Change in unrealized appreciation/depreciation on:
Currency              Investments--net                                                        6,769,039
Transactions--Net     Foreign currency transactions--net                                         (2,317)       6,766,722
(Notes 1b, 1c,                                                                             ------------     ------------
1e & 3):            Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             15,899,514
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 17,551,589
                                                                                                            ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)



Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                              1995            1994
Operations:         Investment income--net                                                 $  1,652,075     $    939,369
                    Realized gain on investments and foreign currency
                    transactions--net                                                         9,132,792        1,733,103
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        6,766,722       22,563,268
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     17,551,589       25,235,740
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Class A                                                                  (426,768)        (114,152)
(Note 1g):            Class B                                                                  (570,653)        (703,582)
                      Class C                                                                    (7,419)              --
                      Class D                                                                  (245,460)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,250,300)        (817,734)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                     7,860,033       12,016,848
Transactions                                                                               ------------     ------------
(Note 4):



Net Assets:         Total increase in net assets                                             24,161,322       36,434,854
                    Beginning of year                                                       256,634,892      220,200,038
                                                                                           ------------     ------------
                    End of year*                                                           $280,796,214     $256,634,892
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  1,099,608     $    859,496
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class A
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1995       1994      1993     1992       1991
Per Share           Net asset value, beginning of year                $  15.84   $  14.07  $  14.33  $  15.38   $  15.93
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .22       .24       .34        .37
                    Realized and unrealized gain (loss) on invest-
                    ments and foreign currency transactions--net           .88       1.69      (.26)     (.13)      (.47)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.10       1.91      (.02)      .21       (.10)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.24)      (.14)     (.24)     (.47)      (.41)
                      Realized gain on investments--net                     --         --        --      (.79)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.24)      (.14)     (.24)    (1.26)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.70   $  15.84  $  14.07  $  14.33   $  15.38
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.05%     13.69%     (.05%)    1.66%      (.57%)
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.06%       .92%      .95%      .97%       .95%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.34%      1.39%     1.62%     1.82%      2.89%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $ 28,729   $ 20,054  $ 12,087  $ 11,265   $  6,699
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  31.64%     54.87%    66.78%    31.43%     71.42%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effect of sales loads.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class B
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of year                $  15.72   $  14.02  $  14.26  $  15.30   $  15.84
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .10        .05       .09       .13        .31
                    Realized and unrealized gain (loss) on invest-
                    ments and foreign currency transactions--net           .84       1.70      (.24)     (.08)      (.56)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .94       1.75      (.15)      .05       (.25)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.04)      (.05)     (.09)     (.30)      (.25)
                      Realized gain on investments--net                     --         --        --      (.79)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.04)      (.05)     (.09)    (1.09)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.62   $  15.72  $  14.02  $  14.26   $  15.30
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.95%     12.52%    (1.02%)     .53%     (1.61%)
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                                1.08%       .95%      .99%     1.00%       .99%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.08%      1.95%     1.99%     2.00%      1.99%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                                .31%       .35%      .60%      .94%      1.85%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $141,800   $236,581  $208,113  $254,866   $322,502
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  31.64%     54.87%    66.78%    31.43%     71.42%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effect of sales loads.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                         For the Period
from information provided in the financial statements.                                        October 21, 1994++ to
                                                                                                  July 31, 1995
Increase (Decrease) in Net Asset Value:                                                      Class C          Class D
Per Share           Net asset value, beginning of period                                   $      15.93     $      15.96
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .05              .12
                    Realized and unrealized gain on investments and foreign
                    currency transactions--net                                                      .62              .66
                                                                                           ------------     ------------
                    Total from investment operations                                                .67              .78
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.05)            (.07)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      16.55     $      16.67
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            4.26%+++         4.93%+++
Return:**                                                                                  ============     ============


Ratios to           Expenses, excluding account maintenance and distribution fees                 1.20%*           1.14%*
Average Net                                                                                ============     ============
Assets:             Expenses                                                                      2.20%*           1.39%*
                                                                                           ============     ============
                    Investment income--net                                                         .28%*           1.02%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $      2,800     $    107,467
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           31.64%           31.64%
                                                                                           ============     ============


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Resources Trust ("the Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM
System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net investment income for financial reporting and tax purposes, if permanent, be reclassified to accumulated net realized capital losses. Accordingly, current year's permanent book/tax differences of $161,663 have been reclassified from undistributed net investment income to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Trust to the extent the Trust's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Trust's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:



                                        MLFD         MLPF&S

Class A                                $6,956        $97,188
Class D                                $3,459        $49,663



For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $469,990 relating to transactions in Class B Shares of beneficial interest, $1,502 relating to transactions in Class C Shares of beneficial interest, and $20,069 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $127,098,758 and $87,286,344, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:



                                   Realized
                                     Gains       Unrealized
                                    (Losses)       Gains

Long-term investments            $  9,181,328   $ 15,893,710
Short-term investments                  5,452             --
Foreign currency
transactions                          (53,988)         1,956
                                 ------------   ------------
Total                            $  9,132,792   $ 15,895,666
                                 ============   ============



As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $15,893,710, of which $29,297,603 related to appreciated securities and $13,403,893 related to depreciated securities. At July 31,1995, the aggregate cost of investments for Federal income tax purposes was $264,161,660.

4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions for the years ended July 31, 1995 and July 31, 1994 were $ 7,860,033 and $12,016,848, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount

Shares sold                         2,372,442  $  37,625,025
Shares issued to share-
holders in reinvestment of
dividends.                             24,490        385,380
                                 ------------  -------------
Total issued                        2,396,932     38,010,405
Shares redeemed                    (1,942,431)   (31,015,092)
                                 ------------  -------------
Net increase                          454,501  $   6,995,313
                                 ============  =============




Class A Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount

Shares sold                         1,169,348  $  17,964,584
Shares issued to shareholders
in reinvestment of dividends            6,902         96,377
                                 ------------  -------------
Total issued                        1,176,250     18,060,961
Shares redeemed                      (769,151)   (11,522,490)
                                 ------------  -------------
Net increase                          407,099  $   6,538,471
                                 ============  =============




Class B Shares for the Year                        Dollar
Ended July 31, 1995                   Shares       Amount

Shares sold                         6,694,914  $ 105,112,417
Shares issued to shareholders
in reinvestment of dividends.          28,028        454,893
                                 ------------  -------------
Total issued                        6,722,942    105,567,310
Automatic conversion of
shares                             (6,950,286)  (107,241,311)
Shares redeemed                    (6,287,107)   (99,273,886)
                                 ------------  -------------
Net decrease                       (6,514,451) $(100,947,887)
                                 ============  =============

Class B Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         4,569,263  $  70,407,201
Shares issued to shareholders
in reinvestment of dividends           38,724        541,357
                                 ------------  -------------
Total issued                        4,607,987     70,948,558
Shares redeemed                    (4,402,209)   (65,470,181)
                                 ------------  -------------
Net increase                          205,778  $   5,478,377
                                 ============  =============




Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           406,317  $   6,241,943
Shares issued to shareholders
in reinvestment of dividends.             456          6,782
                                 ------------  -------------
Total issued                          406,773      6,248,725
Shares redeemed                      (237,577)    (3,852,799)
                                 ------------  -------------
Net increase                          169,196  $   2,395,926
                                 ============  =============

[FN]
++Commencement of Operations.




Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           325,837  $   5,011,879
Automatic conversion of
shares                              6,938,622    107,241,311
Shares issued to share-
holders in reinvestment of
dividends.                             12,214        181,873
                                 ------------  -------------
Total issued                        7,276,673    112,435,063
Shares redeemed                      (829,713)   (13,018,382)
                                 ------------  -------------
Net increase                        6,446,960  $  99,416,681
                                 ============  =============

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Trust had a net capital loss carryforward of approximately $17,508,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Commitments:
At July 31, 1995, the Trust had entered into foreign exchange contracts under which it had agreed to sell a foreign currency with a value of approximately $1,671,000.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Resources Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Resources Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 31, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the ordinary income distributions paid by Merrill Lynch Global Resources Trust during its taxable year ended July 31, 1995 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Trust during the year.

Please retain this information for your records.